FIDELITY ADVISOR FUNDS
CLASS B
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.
Only Class B shares are offered through this Prospectus. The funds also offer Class A and Class T shares through the Class A, Class T, and Class B Prospectus dated August 30, 1996 which is a part hereof. Throughout this Prospectus, the Class A, Class T, and Class B Prospectus dated August 30, 1996 is referred to as the "Class A, Class T, and Class B Prospectus."
To learn more about each fund and its investments, you can obtain a copy of the applicable fund's most recent financial report and portfolio listing, a copy of the Statement of Additional Information (SAI) dated November 29, 1996, or a copy of the Class A, Class T, Class B, and Institutional Class SAI dated August 30, 1996. The SAIs have been filed with the Securities and Exchange Commission (SEC) and are available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAIs are incorporated herein by reference (legally forms a part of the prospectus). For a free copy of any of the above referenced documents, contact Fidelity Distributors Corporation (FDC), 82 Devonshire Street, Boston, MA 02109, or your investment professional.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR
OBLIGATIONS OF, OR GUARANTEED BY, ANY
DEPOSITORY INSTITUTION. SHARES ARE NOT
INSURED BY THE FDIC, FEDERAL RESERVE
BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT
TO INVESTMENT RISKS, INCLUDING POSSIBLE
LOSS OF PRINCIPAL AMOUNT INVESTED.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES
HAVE NOT BEEN APPROVED OR DISAPPROVED
BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES
COMMISSION, NOR HAS THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE
SECURITIES COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO THE
CONTRARY IS A CRIMINAL OFFENSE.
ACO   M    B-dis-1196
FIDELITY ADVISOR EQUITY GROWTH FUND seeks to achieve capital appreciation by investing primarily in common and preferred stock and securities convertible into the common stock of companies with above-average growth characteristics.
FIDELITY ADVISOR        BALANCED FUND (FORMERLY ADVISOR    I    NCOME
    & GROWTH FUND) seeks both income and growth of capital by investing in a diversified portfolio of equity and fixed-income securities with income, growth of income and capital appreciation potential.
PROSPECTUS
NOVEMBER 29, 1996
AS        REVISED JANUARY 2, 1997(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE
STREET, BOSTON, MA 02109
   CONTENTS





KEY FACTS                                WHO MAY WANT TO INVEST

                                         EXPENSES Class B's sales charge (load) and its yearly
                                         operating expenses.

                                         FINANCIAL HIGHLIGHTS A summary of each fund's financial
                                         data.

                                         PERFORMANCE How each class has done over time.

THE FUNDS IN DETAIL                      CHARTER How each fund is organized.

                                         INVESTMENT PRINCIPLES AND RISKS Each fund's overall
                                         approach to investing.

                                         BREAKDOWN OF EXPENSES How operating costs are
                                         calculated and what they include.

YOUR ACCOUNT                             TYPES OF ACCOUNTS Different ways to set up your
                                         account, including tax-sheltered retirement plans.

                                         HOW TO BUY SHARES Opening an account and making
                                         additional investments.

                                         HOW TO SELL SHARES Taking money out and closing your
                                         account.

                                         INVESTOR SERVICES Services to help you manage your
                                         account.

SHAREHOLDER AND ACCOUNT POLICIES         DIVIDENDS, CAPITAL GAINS, AND TAXES

                                         TRANSACTION DETAILS Share price calculations and the
                                         timing of purchases and redemptions.

                                         EXCHANGE RESTRICTIONS

                                         SALES CHARGE REDUCTIONS AND WAIVERS


KEY FACTS
WHO MAY WANT TO INVEST
Class B shares are offered to investors who engage an investment professional for investment advice.
Refer to the "Who May Want to Invest" section beginning on page 3 of the Class A, Class T, and Class B Prospectus for a general discussion of the types of investors for whom each fund is designed.
Each fund is composed of multiple classes of shares. All classes of a fund have a common investment objective and investment portfolio. Class A and Class T shares have front-end sales charges and pay distribution fees. Class T shares may be subject to a contingent deferred sales charge (CDSC). Class B shares do not have a front-end sales charge, but do have a CDSC, and pay a distribution fee and a shareholder service fee. Institutional Class shares have no sales charge and do not pay a distribution fee or a shareholder service fee, but are available only to certain types of investors. See "Sales Charge Reductions and Waivers," page 55 of the Class A, Class T, and Class B Prospectus for Institutional Class eligibility information.
You may obtain more information about Institutional Class shares, which are not offered through this prospectus, by calling 1-800-843-3001 or from your investment professional. Contact your investment professional to discuss which class is appropriate for you.
In determining which class of shares is the most appropriate for you, you should consider, among other factors, the length of time you intend to hold your shares. In general, because of its higher front-end load, Class A shares have higher costs than Class T for a short holding period and, because of their lower 12b-1 fees, lower costs than Class T for a longer holding period. If you are planning to invest a significant amount either at one time or through a regular investment program, you should consider the reduced sales charges available on Class A and Class T shares. If you prefer not to pay a front-end sales charge and plan to hold your shares for
more than three or        six years, as applicable, you should consider
Class B shares. While Class B shares are subject to higher ongoing expenses, they are sold without a front-end sales charge so your entire purchase amount is immediately invested. However, if you sell your Class B
shares within        six years, you will normally pay a CDSC that varies
depending on how long you have held your shares.
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell Class B shares of a fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. A CDSC is imposed on Class B shares only if you redeem Class B shares within
six        years of purchase. See Transaction Details, page 7, for
information about the CDSC and the conversion feature.

                                                             Class B

Maximum sales charge (as a % of offering price)              None

Maximum CDSC                                                 5.   0    0%[A
                                                             ]

Maximum sales charge on reinvested distributions             None

Redemption fee                                               None

Exchange fee                                                 None

Annual account maintenance fee (for accounts under $2,500)   $12.00


[A] DECLINES        OVER 6 YEARS FROM 5.00% TO 0%.
ANNUAL OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to Fidelity Management & Research Company (FMR). Each fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports.
12b-1 fees for Class B include a distribution fee and a shareholder service fee. Distribution fees are paid by each class to FDC for services and expenses in connection with the distribution of the class's shares. Shareholder service fees are paid by Class B to investment professionals for services and expenses incurred in connection with providing personal service and/or maintenance of Class B shareholder accounts. Long-term shareholders may pay more than the economic equivalent of the maximum sales charges permitted by the National Association of Securities Dealers, Inc. due to 12b-1 fees.
Class B's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" on page 6).
The figures on the following page are based on estimated expenses of Class B of each fund, and are calculated as a percentage of average net assets of Class B of each fund. A portion of the brokerage commissions that each fund pays is used to reduce fund expenses. In addition, each fund has entered into arrangements with its custodian and transfer agent whereby interest earned on uninvested cash balances is used to reduce custodian and transfer agent expenses.
In the tables on the following page, the column marked "Examples" shows the expenses you would pay, including the maximum CDSC, on a $1,000 investment in Class B shares, assuming a 5% annual return and either (1) full redemption or (2) no redemption, at the end of each time period:

 ...EQUITY FUNDS

                                                                 Examples

                                                                 Full                     No
                                                                 Redemption               Redemption

EQUITY GROWTH   Management fee[A]        0.61%    After 1 year   $    7    0[D]           $ 20

                12b-1 fee (including     1.00%    After 3        $ 91[D]                  $ 61
                0.25% Shareholder                 years
                Service Fee)

                Other expenses[B]        0.34%    After 5        $ 1   2    5[D]          $ 105
                                                  years

                Total operating          1.95%    After 10       $    199                 $    199
                expenses                          years[E]

BALANCED        Management fee[C]        0.46%    After 1 year   $ 69   [D]               $ 19

                12b-1 fee (including     1.00%    After 3        $ 90[D]                  $ 60
                0.25% Shareholder                 years
                Service Fee)

                Other expenses [B]       0.44%    After 5        $ 1   2    3   [D]       $ 103
                                                  years

                Total operating          1.90%    After 10       $ 1   92                 $ 1   92
                expenses                          years[E]


[A] EFFECTIVE AUGUST 1, 1994, FMR VOLUNTARILY AGREED TO IMPLEMENT A MANAGEMENT FEE REDUCTION. THE INDIVIDUAL FUND FEE RATE WAS REDUCED FROM 0.33% TO 0.30%. IF THIS AGREEMENT WAS NOT IN EFFECT, THE MANAGEMENT FEE WOULD BE 0.64% AND ESTIMATED TOTAL OPERATING EXPENSES WOULD BE 1.98% FOR CLASS B.

[B] BASED ON ESTIMATED EXPENSES FOR FIRST YEAR.
[C] EFFECTIVE AUGUST 1, 1996, FMR VOLUNTARILY AGREED TO IMPLEMENT A MANAGEMENT FEE REDUCTION. THE INDIVIDUAL FUND FEE RATE WAS REDUCED FROM 0.20% TO 0.15%. IF THIS AGREEMENT WAS NOT IN EFFECT, THE MANAGEMENT FEE WOULD BE 0.51% AND ESTIMATED TOTAL OPERATING EXPENSES WOULD BE 1.95% FOR CLASS B.
[D] REFLECTS DEDUCTION OF APPLICABLE CDSC.
   [E] REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER SEVEN
YEARS.
THESE EXAMPLES ILLUSTRATE THE EFFECT OF EXPENSES, BUT ARE NOT MEANT TO SUGGEST ACTUAL OR EXPECTED COSTS OR RETURNS, ALL OF WHICH MAY VARY.
FMR has voluntarily agreed to reimburse Class B of each fund to the extent that total operating expenses as a percentage of their respective average net assets, exceed the following rates:
                               Effective
                               Date

Equity Growth    2.50          12/31/9
                %              6

Balanced         2.   25       12/31/9
                       %       6

Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, and extraordinary expenses.
FINANCIAL HIGHLIGHTS
Refer to the "Financial Highlights" section beginning on page 12 of the Class A, Class T, and Class B Prospectus for a summary of each fund's financial data.
PERFORMANCE
Equity Growth's fiscal year runs from December 1 through November 30.
    Balanced's fiscal year runs from November 1 through October 31. The table on the following page shows each class's performance over past fiscal years. The charts following the table present calendar year performance. Class B of each fund is expected to commence on or about December 31, 1996.
 ...CLASS B



                           Average Annual Total Return [D]   Cumulative Total Return [D]

                           Past 1        Past 5         10 years/       Past 6         Past 1         Past 5    10 years/
                           year          years          Life of fund+   months         year           years     Life of fund+

EQUITY GROWTH - CLASS B[B] 34.47          17.31          17.74          10.37          34.47          122.1          411.8
                           %              %              %              %              %              6%             9%

EQUITY GROWTH - CLASS B
(LOAD ADJ.)[A][B]             29    .47   17.   10       17.74             5    .37%      29    .47   12   0    .1   411.8
                           %                     %       %                             %              6%             9%

   BALANCED - CLASS
B[C]                          7.58%          9.97%          11.21          2.66%          7.58%          60.80          169.3
                                                            %                                            %              5%

   BALANCED - CLASS B
(LOAD ADJ.)[A][C]             2.58%          9.69%          11.21          -2.34          2.58%          58.80          169.3
                                                            %              %                             %              5%


+ LIFE OF FUND FIGURES FOR INCOME & GROWTH ARE FROM COMMENCEMENT OF OPERATIONS (JANUARY 6, 1987).
[A]    C    LASS B'S CONTINGENT DEFERRED SALES CHARGES INCLUDED IN THE
   PAST SIX MONTHS,     PAST ONE YEAR, PAST FIVE YEARS, AND 10 YEARS/LIFE
OF FUND TOTAL RETURN FIGURES ARE    5%,     5%, 2%, AND 0% RESPECTIVELY.
[B] PERIOD ENDED MAY 31, 1996.
[C] PERIOD ENDED APRIL 30, 1996.
[D] INITIAL OFFERING OF CLASS B SHARES OF EQUITY GROWTH WILL TAKE PLACE ON OR ABOUT JANUARY 2, 1997. CLASS B SHARES BEAR A 12B-1 FEE (INCLUDING SHAREHOLDER SERVICING FEE), WHICH IS NOT REFLECTED IN PRIOR RETURN DATES. RETURNS BETWEEN JANUARY 1, 1996 AND MAY 31, 1996 ARE THOSE OF CLASS T AND REFLECT CLASS T'S THEN APPLICABLE 0.50% 12B-1 FEE. RETURNS BETWEEN SEPTEMBER 10, 1992 AND DECEMBER 31, 1995 ARE THOSE OF CLASS T AND REFLECT CLASS T'S THEN APPLICABLE 0.65% 12B-1 FEE. RETURNS PRIOR TO SEPTEMBER 10, 1992 ARE THOSE OF INSTITUTIONAL CLASS, THE ORIGINAL CLASS OF THE FUND,
WHICH DOES NOT BEAR A 12B-1 FEE.    CLASS B SHARE RETURNS WOULD HAVE BEEN
LOWER HAD ITS 12B-1 AND SHAREHOLDER SERVICING FEE BEEN REFLECTED IN PRIOR DATE RETURNS.
INITIAL OFFERING OF        CLASS B SHARES OF BALANCED WILL TAKE PLACE ON OR
ABOUT JANUARY 2, 1997. CLASS B SHARES BEAR A 12B-1 FEE (INCLUDING SHAREHOLDER SERVICING FEE), WHICH IS NOT REFLECTED IN PRIOR RETURN DATES. RETURNS BETWEEN JANUARY 1, 1996 AND APRIL 30, 1996 ARE THOSE OF CLASS T AND REFLECT CLASS T'S THEN APPLICABLE 0.50% 12B-1 FEE. RETURNS BETWEEN JANUARY 6, 1987 AND DECEMBER 31, 1995 ARE THOSE OF CLASS T AND REFLECT CLASS T'S
THEN APPLICABLE 0.65% 12B-1 FEE.    CLASS B SHARE RETURNS WOULD HAVE BEEN
LOWER HAD ITS 12B-1 AND SHAREHOLDER SERVICING FEE BEEN REFLECTED IN PRIOR DATE RETURNS.
 ...YEAR-BY-YEAR TOTAL RETURNS

Calendar years+                  1986    1987    1988    1989    1990    1991    1992    1993    1994    1995

EQUITY GROWTH - CLASS B          14.51   -0.57   15.57   44.84   6.93%   64.71   9.89%   14.85   -0.89   39.14
                                 %       %       %       %               %               %       %       %

S&P 500                          18.56   5.10%   16.61   31.69   -3.10   30.47   7.62%   10.08   1.32%   37.58
                                 %               %       %       %       %               %               %

Lipper Growth Funds Average[A]   14.73   3.08%   14.79   26.91   -4.49   36.70   8.08%   10.63   -2.17   30.79
                                 %               %       %       %       %               %       %       %

Consumer Price Index             1.10%   4.43%   4.42%   4.65%   6.11%   3.06%   2.90%   2.75%   2.67%   2.54%



Percentage (%)
Row: 1, Col: 1, Value: 14.51
Row: 2, Col: 1, Value: -0.5700000000000001
Row: 3, Col: 1, Value: 15.57
Row: 4, Col: 1, Value: 44.84
Row: 5, Col: 1, Value: 6.930000000000001
Row: 6, Col: 1, Value: 64.71000000000001
Row: 7, Col: 1, Value: 9.890000000000001
Row: 8, Col: 1, Value: 14.85
Row: 9, Col: 1, Value: -0.89
Row: 10, Col: 1, Value: 39.14
(LARGE SOLID BOX) EQUITY GROWTH - CLASS B
+ RETURNS DO NOT INCLUDE THE EFFECT OF PAYING CLASS B'S APPLICABLE CDSC. INITIAL OFFERING OF CLASS B SHARES OF EQUITY GROWTH WILL TAKE PLACE ON OR ABOUT JANUARY 2, 1997. CLASS B SHARES BEAR A 12B-1 FEE (INCLUDING SHAREHOLDER SERVICING FEE), WHICH IS NOT REFLECTED IN PRIOR RETURN DATES. RETURNS BETWEEN SEPTEMBER 10, 1992 AND DECEMBER 31, 1995 ARE THOSE OF CLASS T AND REFLECT CLASS T'S THEN APPLICABLE 0.65% 12B-1 FEE. RETURNS PRIOR TO SEPTEMBER 10, 1992 ARE THOSE OF INSTITUTIONAL CLASS, THE ORIGINAL CLASS OF
THE FUND, WHICH DOES NOT BEAR A 12B-1 FEE.    CLASS B SHARE RETURNS WOULD
HAVE BEEN LOWER HAD ITS 12B-1 AND SHAREHOLDER SERVICING FEE BEEN REFLECTED IN PRIOR DATE RETURNS.
[A] THE LIPPER GROWTH FUNDS AVERAGE CURRENTLY REFLECTS THE PERFORMANCE OF OVER 739 MUTUAL FUNDS WITH SIMILAR OBJECTIVES.
 ...YEAR-BY-YEAR TOTAL RETURNS



Calendar years+
                1988         1989         1990         1991         1992         1993         1994         1995

   BALANCED - CLASS B
                   20.89        24.60        -2.94        34.48        9.20%        19.66        -5.09        14.06
                   %            %            %            %                         %            %            %

S&P 500
                16.61        31.69        -3.10        30.47        7.62%        10.08        1.32%        37.58
                %            %            %            %                         %                         %

Lipper Balanced Funds Average[A]
                12.34        19.57        -0.57        26.69        7.07%        10.91        -2.50        25.16
                %            %            %            %                         %            %            %

Consumer Price Index
                4.42%        4.65%        6.11%        3.06%        2.90%        2.75%        2.67%        2.54%



Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: 0.0
Row: 3, Col: 1, Value: 20.89
Row: 4, Col: 1, Value: 24.6
Row: 5, Col: 1, Value: -2.94
Row: 6, Col: 1, Value: 34.48
Row: 7, Col: 1, Value: 9.199999999999999
Row: 8, Col: 1, Value: 19.66
Row: 9, Col: 1, Value: -5.09
Row: 10, Col: 1, Value: 14.06
(LARGE SOLID BOX) BALANCED        - CLASS B
+ RETURNS DO NOT INCLUDE THE EFFECT OF PAYING CLASS B'S APPLICABLE CDSC.
INITIAL OFFERING OF CLASS B SHARES OF        BALANCED WILL TAKE PLACE ON OR
ABOUT JANUARY 2, 1997. CLASS B SHARES BEAR A 12B-1 FEE (INCLUDING SHAREHOLDER SERVICING FEE), WHICH IS NOT REFLECTED IN PRIOR RETURN DATES. RETURNS BETWEEN JANUARY 6, 1987 AND DECEMBER 31, 1995 ARE THOSE OF CLASS T
AND REFLECT CLASS T'S THEN APPLICABLE 0.65% 12B-1 FEE.    CLASS B SHARE
RETURNS WOULD HAVE BEEN LOWER HAD ITS 12B-1 AND SHAREHOLDER SERVICING FEE BEEN REFLECTED IN PRIOR DATE RETURNS.
[A] THE LIPPER BALANCED FUNDS AVERAGE CURRENTLY REFLECTS THE PERFORMANCE OF OVER 295 MUTUAL FUNDS WITH SIMILAR OBJECTIVES.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government. Refer to the "Performance" section beginning on page 23 of the Class A, Class T, and Class B Prospectus for a discussion of other terms used in presenting performance information.
THE FUNDS IN DETAIL
CHARTER
   FDC distributes and markets Fidelity's funds and services. Fidelity Investments Institutional Operations Company (FIIOC) performs transfer agent servicing functions for Class B shares of each fund.
Refer to the "Charter" section beginning on page 28 of the Class A, Class T, and Class B Prospectus for more information about how each fund is organized.
INVESTMENT PRINCIPLES AND RISKS
   Refer to the "Investment Principles and Risks" section beginning on page 30 of the Class A, Class T, and Class B Prospectus for information about each fund's overall approach to investing.
BREAKDOWN OF EXPENSES
   Refer to the "Breakdown of Expenses" section beginning on page 40 of the Class A, Class T, and Class B Prospectus for details about each fund's management fee and sub-advisory agreements.
OTHER EXPENSES
   While the management fee is a significant component of each fund's annual operating costs, the funds have other expenses as well.
FIIOC performs transfer agency, dividend disbursing and shareholder services for Class B of each fund. FSC calculates the NAV and dividends for Class B shares of each fund, maintains the general accounting records, and administers the securities lending program for each fund.
Class B shares of each fund have adopted a DISTRIBUTION AND SERVICE PLAN. Under the Class B Plans, Class B of each fund is authorized to pay FDC a monthly distribution fee as compensation for its services and expenses in connection with the distribution of Class B shares. Class B of each fund may pay FDC a distribution fee at an annual rate of up to 0.75% of its average net assets, or such lesser amount as the Trustees may determine from time to time.
Class B of each fund currently pays FDC monthly at an annual rate of 0.75% of its average net assets throughout the month.
   In addition, pursuant to each Class B Plan, investment professionals are compensated at an annual rate of 0.25% of Class B's average net assets throughout the month for providing personal service to and/or maintenance of Class B shareholder accounts.
The Plans specifically recognize that FMR may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with the distribution of Class B shares, including payments made to investment professionals that provide shareholder support services or engage in the sale of the funds' Class B shares. The Board of Trustees of each fund has authorized such payments. Refer to the subsection "Other Expenses," on page 42 of the Class A, Class T and Class B Prospectus, for details about other expenses of each fund and portfolio turnover rates.
YOUR ACCOUNT
TYPES OF ACCOUNTS
Refer to the "Types of Accounts" section beginning on page 44 of the Class A, Class T, and Class B Prospectus for information about different ways to set up your account.
HOW TO BUY SHARES
Refer to the "How to Buy Shares" section beginning on page 45 of the Class A, Class T, and Class B Prospectus for information about opening an account and making additional investments.
HOW TO SELL SHARES
Refer to the "How to Sell Shares" section beginning on page 47 of the Class A, Class T, and Class B Prospectus for information about taking money out and closing your account.
INVESTOR SERVICES
Refer to the "Investor Services" section beginning on page 48 of the Class A, Class T, and Class B Prospectus for information about services to help you manage you account, including exchange privileges and regular investment plans.
SHAREHOLDER AND ACCOUNT POLICIES
DIVIDENDS, CAPITAL GAINS, AND TAXES
Refer to the "Dividends, Capital Gains, and Taxes" section beginning on page 50 of the Class A, Class T, and Class B Prospectus for information about capital gains and dividends, distribution options, and taxes. TRANSACTION DETAILS
Refer to the "Transaction Details" section beginning on page 51 of the Class A, Class T, and Class B Prospectus for information about share price calculation.
THE OFFERING PRICE (price to buy one share) is Class B's NAV. The REDEMPTION PRICE (price to sell one share) is Class B's NAV, minus any applicable CDSC.
CONTINGENT DEFERRED SALES CHARGE. Class B shares may, upon redemption, be assessed a CDSC based on the following schedules:
From Date of Purchase   Contingent
                        Deferred
                        Sales Charge

Less than 1 year                   5%

1 year to less than 2 years        4%

2 years to less than 3 years       3%

3 years to less than 4 years       3%

4 years to less than 5 years       2%

5 years to less than 6 years       1%

6 years to less than 7 years[A]    0%

[A] AFTER A MAXIMUM HOLDING PERIOD        OF SEVEN YEARS, CLASS B SHARES
WILL CONVERT AUTOMATICALLY TO CLASS    A     SHARES OF THE SAME FIDELITY
ADVISOR FUND.    SEE "CONVERSION FEATURE" BELOW FOR MORE INFORMATION.
When exchanging Class B shares of one fund for Class B shares of another Fidelity Advisor fund or Class B shares of Daily Money Fund: U.S. Treasury Portfolio, your Class B shares retain the CDSC schedule in effect when they were originally purchased.
Investment professionals with whom FDC has agreements receive as
compensation from FDC a concession equal to    4    .00% of your purchase
of Class B shares.
The CDSC will be calculated based on the lesser of the cost of Class B shares at the initial date of purchase or the value of Class B shares at redemption, not including any reinvested dividends or capital gains. Class B shares acquired through distributions (dividends or capital gains) will not be subject to a CDSC. In determining the applicability and rate of any CDSC at redemption, Class B shares representing reinvested dividends and capital gains, if any, will be redeemed first, followed by Class B shares that have been held for the longest period of time.
CONVERSION FEATURE. After a maximum holding period of        seven years
from the initial date of purchase, Class B shares and any capital appreciation associated with those shares, convert automatically to Class
A        shares of the same Fidelity Advisor fund. Conversion to Class A shares will be made at NAV. At the time of conversion, a portion of the Class B shares purchased through the reinvestment of dividends or capital
gains (Dividend Shares) will also convert to        Class A shares. The
portion of Dividend Shares that will convert is determined by the ratio of your converting Class B non-Dividend Shares to your total Class B non-Dividend Shares.
For more information about the CDSC, including the conversion feature and the permitted circumstances for CDSC waivers, contact your investment professional.
Refer to the "Transaction Details" section beginning on page 51 of the Class A, Class T, and Class B Prospectus for more information about the timing of purchases and redemptions.
EXCHANGE RESTRICTIONS
Refer to the "Exchange Restrictions section beginning on page 55 of the Class A, Class T, and Class B Prospectus for information about exchange privileges and restrictions.
SALES CHARGE REDUCTIONS AND WAIVERS
Refer to the "Sales Charge Reductions and Waivers" section beginning on page 55 of the Class A, Class T, and Class B Prospectus for information about sales charge reductions and waivers.



FIDELITY ADVISOR EQUITY GROWTH FUND: CLASS B
A FUND OF FIDELITY ADVISOR SERIES I
   FIDELITY ADVISOR BALANCED FUND (FORMERLY ADVISOR INCOME & GROWTH FUND):
CLASS B
A FUND OF FIDELITY ADVISOR SERIES II
STATEMENT OF ADDITIONAL INFORMATION
NOVEMBER 29, 1996
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the funds' current Prospectus (dated November 29, 1996). Please retain this document for future reference. Only Class B shares are discussed in this SAI. Class A, Class T, and Institutional Class shares of each fund are discussed in the Fidelity Advisor Funds Class A, Class T, Class B and Institutional Class SAI (dated August 30, 1996), which is a part hereof. Throughout this SAI, the Fidelity Advisor Class A, Class T, Class B and Institutional Class SAI dated August 30, 1996, is referred to as the "Class A, Class T, Class B and Institutional Class SAI." To obtain an additional copy of the Prospectus, please call Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts 02109 or your investment professional.
TABLE OF CONTENTS                                           PAGE

Investment Policies and Limitations

Portfolio Transactions

Valuation

Performance

Additional Purchase, Exchange, and Redemption Information

Distributions and Taxes

FMR

Trustees and Officers

Management Contracts

Contracts with FMR Affiliates

Distribution and Service Plans

Description of the Trusts

Financial Statements

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc. (FMR U.K.)
Fidelity Management & Research (Far East) Inc. (FMR Far East)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
Fidelity Investments Institutional Operations Company (FIIOC)
ACOMB-   disb    -1196
INVESTMENT POLICIES AND LIMITATIONS
Refer to the "Investment Policies and Limitations" section beginning on page 3 of the Class A, Class T, Class B, and Institutional Class SAI for more information about each fund's investment policies and limitations. PORTFOLIO TRANSACTIONS
Refer to the "Portfolio Transactions" section beginning on page 61 of the Class A, Class T, Class B, and Institutional Class SAI for more information about how each fund's transactions in portfolio securities are affected and the brokerage commissions paid by each fund.
VALUATION
Refer to the "Valuation" section beginning on page 64 of the Class A, Class T, Class B, and Institutional Class SAI for information on how each fund's assets are valued.
PERFORMANCE
HISTORICAL FUND RESULTS. The following table shows the total returns for Class B of each fund for the semi-annual period ended 1996 as indicated (Class B of each fund will commence on or about December 31, 1996).


                   Average Annual Total Returns [A]              Cumulative Total Returns [A]

                   6 Months    One       Five      Ten           Past 6    One       Five       Ten
                   Ended       Year      Years     Years/Life    Months    Year      Years      Years/Life
                                                   of Fund[D]                                   of Fund[D]



Equity Growth -    5/31         29.47%    17.10%    17.74%        5.37%     29.47%    120.16%    411.89%
Class B [B]

Balanced -         4/30         2.58%     9.69%     11.21%        -2.34%    2.58%     58.80%     169.35%
Class B [C]


[A]    Class B's contingent deferred sales charges included in the past 6 months, one year, past five years, and Ten years/Life of Fund total return figures are 5%, 5%, 2%, and 0% respectively.
[B] Initial offering of Class B shares of Equity Growth will take place on or about January 2, 1997. Class B shares bear a 12b-1 fee (including shareholder servicing fee), which is not reflected in prior return dates. Returns between January 1, 1996 and May 31, 1996 are those of Class T and reflect Class T's then applicable 0.50% 12b-1 fee. Returns between September 10, 1992 and December 31, 1995 are those of Class T and reflect Class T's then applicable 0.65% 12b-1 fee. Returns prior to September 10, 1992 are those of Institutional Class, the original class of the fund, which does not bear a 12b-1 fee.
[C] Initial offering of Class B shares of Balanced will take place on or about January 2, 1997. Class B shares bear a 12b-1 fee (including shareholder servicing fee), which is not reflected in prior return dates. Returns between January 1, 1996 and April 30, 1996 are those of Class T and reflect Class T's then applicable 0.50% 12b-1 fee. Returns between January 6, 1987 and December 31, 1995 are those of Class T and reflect Class T's then applicable 0.65% 12b-1 fee.
[D] Life of fund figures for Balanced are from commencement of operations (January 6, 1987).
The following tables show the income and capital elements of the cumulative total return for Class B of each fund. The tables compare each fund's Class B return to the record of the Standard & Poor's 500 Index (S&P 500(registered trademark)), the Dow Jones Industrial Average (DJIA), and the cost of living (measured by the Consumer Price Index, or CPI) over the same period. The CPI information is as of the month-end closest to the initial investment date for the fund. The S&P 500 and DJIA comparisons are provided to show how Class B's total return compared to the record of a broad average of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Figures for the S&P 500 and DJIA are based on the prices of unmanaged groups of stocks and, unlike Class B's returns, do not include the effect of paying brokerage commissions or other costs of investing.
The following charts show the growth of a hypothetical $10,000 investment in Class B of each fund, assuming all distributions were reinvested but not including Class B shares' 12b-1 fees. The charts reflect Class T's then applicable 12b-1 fees. This was a period of fluctuating interest rates and bond prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in a class today.

EQUITY GROWTH - CLASS B                                                INDICES

Year ended     Value of     Value of        Value of        Total      S&P 500    DJIA       Cost of
November 30*   Initial      Reinvested      Reinvested      Value                            Living**
               $10,000      Dividend        Capital Gain
               Investment   Distributions   Distributions







1995           $ 35,915     $ 1,728         $ 24,155        $ 61,798   $ 41,199   $ 47,557   $ 14,092

1994            25,717       1,111           16,966          43,794     30,077     34,192     13,752

1993            26,601       1,150           15,360          43,111     29,766     32,779     13,376

1992            23,742       912             12,992          37,646     27,035     28,578     13,028

1991            21,894       800             8,429           31,123     22,814     24,302     12,642

1990            14,022       512             5,398           19,932     18,956     20,777     12,275

1989            15,618       465             3,317           19,400     19,640     21,131     11,550

1988            10,839       40              2,302           13,181     15,010     15,910     11,037

1987            8,945        23              1,189           10,157     12,171     13,310     10,587

1986            11,885       21              349             12,255     12,768     13,479     10,128


* After a holding period of seven years, Class B shares automatically convert to Class A shares.
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Class B of Equity Growth on November 30, 1985, assuming the CDSC had been in effect, the net amount invested in Class B shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to $21,739. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $514 for dividends and $8,215 for capital gains distributions.

BALANCED - CLASS B                                                     INDICES

Year ended     Value of     Value of        Value of        Total      S&P 500    DJIA       Cost of
October 31**   Initial      Reinvested      Reinvested      Value                            Living***
               $10,000      Dividend        Capital Gain
               Investment   Distributions   Distributions







1995           $ 15,300     $ 7,497         $ 3,439         $ 26,236   $ 30,447   $ 31,938   $ 13,910

1994            14,670       6,358           3,298           24,326     24,080     25,598     13,529

1993            15,910       6,302           2,786           24,998     23,183     23,462     13,186

1992            14,410       4,872           1,609           20,891     20,169     19,977     12,833

1991            14,130       4,119           696             18,945     18,339     18,454     12,434

1990            10,410       2,445           512             13,367     13,736     14,187     12,081

1989            12,770       1,626           0               14,396     14,849     14,782     11,367

1988            11,070       813             0               11,883     11,747     11,572     10,878

1987*           9,440        170             0               9,610      10,232     10,358     10,434


* From January 6, 1987 (commencement of operations).
** After a holding period of seven years, Class B shares automatically convert to Class A shares.
*** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Class B of
Balanced     on January 6, 1987, assuming the CDSC had been in effect, the net amount invested in Class B shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to $19,273. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $4,790 for dividends and $2,210 for capital gains distributions.
Refer to the "Performance" section beginning on page 66 of the Class A, Class T, Class B, and Institutional Class SAI for more information about calculating, reporting, and quoting the funds' performance.
ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION
Refer to the "Additional Purchase, Exchange, and Redemption Information" section beginning on page 101 of the Class A, Class T, Class B, and Institutional Class SAI for information on share price calculations and sales charge waivers and reductions.
DISTRIBUTIONS AND TAXES
Refer to the "Distributions and Taxes" section beginning on page 103 of the Class A, Class T, Class B, and Institutional Class SAI for information about distributions and how they are taxed.
FMR
Refer to the "FMR" section on page 106 of the Class A, Class T, Class B, and Institutional Class SAI for detailed information about FMR, the investment adviser of the funds.
TRUSTEES AND OFFICERS
Refer to the "Trustees and Officers" section beginning on page 106 of the Class A, Class T, Class B, and Institutional Class SAI for detailed information about the funds' trustees, officers and advisory board members. MANAGEMENT CONTRACTS
Refer to the "Management Contracts" section beginning on page 113 of the Class A, Class T, Class B, and Institutional Class SAI for information about each fund's management contract.
CONTRACTS WITH FMR AFFILIATES
Refer to the "Contracts with FMR Affiliates" section beginning on page 126 of the Class A, Class T, Class B, and Institutional Class SAI for information about the services that FMR affiliates provide to the funds and how the affiliates are compensated.
DISTRIBUTION AND SERVICE PLANS
The Trustees have approved Distribution and Service Plans on behalf of Class B shares of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of a fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow Class B shares of each fund and FMR to incur certain expenses that might be considered to constitute direct or indirect payment by the funds of distribution expenses.
Currently, the Trustees have approved a distribution fee for Class B of each fund at an annual rate of 0.75% of its average net assets throughout the month. For the purpose of calculating the distribution fees, average net assets are determined as of the close of business on each day throughout the month. These fees may be increased only when, in the opinion of the Trustees, it is in the best interests of the shareholders of Class B to do so. Class B of each fund also pays investment professionals a service fee at an annual rate of 0.25% of its average daily net assets determined at the close of business on each day throughout the month for personal service and/or the maintenance of shareholder accounts.
Under each Plan, if the payment of management fees by the funds to FMR is deemed to be indirect financing by the funds of the distribution of their shares, such payment is authorized by the Plans. Each Class B Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources to pay FDC for expenses incurred in connection with the distribution of the applicable class, including payments made to third parties that assist in selling shares of the applicable class of each fund or to third parties, including banks, that render shareholder support services. The Trustees have authorized such payments for Class B of each fund.
Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of each Plan, and have determined that there is a reasonable likelihood that the Plan will benefit the applicable class of each fund and its shareholders. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of shares of Class B of each fund, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.
Class B Plans do not provide for specific payments by the applicable class of any of the expenses of FDC, or obligate FDC or FMR to perform any specific type or level of distribution activities or incur any specific level of expense in connection with distribution activities. After payments by FDC for advertising, marketing and distribution, and payments to third parties, the amounts remaining, if any, may be used as FDC may elect.
Refer to page 129 of the Class A, Class T, Class B, and Institutional Class SAI for information about the distribution and service plans for Class A, Class T, and Institutional Class.
DESCRIPTION OF THE TRUSTS
Refer to the "Description of the Trusts" section beginning on page 132 of the Class A, Class T, Class B, and Institutional Class SAI for information about each Trust's organization, shareholder and Trustee liability, and voting rights of the funds' shareholders, and custodian and auditor information.
FINANCIAL STATEMENTS
Refer to the "Financial Statements" section on page 134 of the Class A, Class T, Class B, and Institutional Class SAI for information about each fund's financial statements and financial highlights.